UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2020

PROCACCIANTI HOTEL REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-217578	81-3661609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1140 Reservoir Avenue

Cranston, Rhode Island 02920-6320

(Address of principal executive offices)

(401) 946-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☒

Item 7.01.	Regulation FD Disclosure.

On April 7, 2020, Procaccianti Hotel REIT, Inc. (the “Company”) distributed a letter to the Company’s stockholders and a letter to the broker-dealers participating in the Company’s continuous public offering (the “Offering”) regarding the suspension of (i) the sale of shares of the Company’s common stock (the “Shares”) in the Offering and (ii) the Company’s distribution reinvestment plan (the “DRIP”), each as described under Item 8.01 below. Copies of forms of the letter to the Company’s stockholders and the letter to participating broker-dealers are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On April 7, 2020, the Company’s board of directors (the “Board”) unanimously approved the temporary suspension of (i) the sale of Shares in the Offering, effective as of April 7, 2020 and (ii) the operation of the DRIP, effective as of April 17, 2020. Sales of shares in the Offering and pursuant to the DRIP will each remain suspended until such time as the Board approves their resumption.

The Board made this difficult decision because it does not believe it is appropriate for the Company to continue to sell shares of common stock until it has determined an updated net asset value (“NAV”) per share. The Company expects to release an updated NAV per share of all classes of its capital stock calculated as of March 31, 2020 when available, which it expects to be lower than the current NAV per share.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Procaccianti Hotel REIT, Inc. Letter to Stockholders

99.2	Procaccianti Hotel REIT, Inc. Letter to Participating Broker-Dealers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

PROCACCIANTI HOTEL REIT, INC.

Date: April 7, 2020	By:	/s/ Gregory Vickowski
Gregory Vickowski
Chief Financial Officer